UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2024

GERON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20859	75-2287752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 E. HILLSDALE BLVD., SUITE 250

FOSTER CITY, CALIFORNIA 94404

(Address of principal executive offices, including zip code)

(650) 473-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GERN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 9, 2024, Geron Corporation (the “Company”) held its 2024 Annual Meeting of Stockholders in a virtual meeting format, pursuant to notice duly given (the “2024 Annual Meeting”). The Company’s definitive proxy statement for the 2024 Annual Meeting was filed with the United States Securities and Exchange Commission on March 27, 2024 (the “2024 Proxy Statement”). Only stockholders of record as of the close of business on March 12, 2024, the record date for the 2024 Annual Meeting, were entitled to vote at the 2024 Annual Meeting. As of March 12, 2024, 546,873,894 shares of common stock of the Company were outstanding and entitled to vote at the 2024 Annual Meeting, of which 424,014,716 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum. The final results of the stockholder vote on each proposal brought before the 2024 Annual Meeting are as follows:

a)
Proposal 1. Each of the three (3) nominees to hold office as Class I members of the Board of Directors to serve for a three-year term expiring at the Company’s 2027 annual meeting of stockholders were elected based upon the following votes:

Name of Director Nominee	Votes In Favor	Votes Withheld	Broker Non-Votes
John F. McDonald	277,269,957	5,729,979	141,014,780
John A. Scarlett, M.D. Robert J. Spiegel, M.D., FACP	275,707,115 243,088,760	7,292,821 39,911,176	141,014,780 141,014,780

b)
Proposal 2. The non-binding advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the 2024 Proxy Statement was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
272,059,071	8,999,145	1,941,720	141,014,780

c)
Proposal 3. The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, was ratified based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
420,096,104	3,227,292	691,320	N/A

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date:	May 13, 2024	By:	/s/ Scott A. Samuels
		Name:	Scott A. Samuels
		Title:	Executive Vice President,
Chief Legal Officer and
Secretary